Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,890,702.38
Previously Paid Amount	0.00
Total Fee Amount	2,885.01
Total Offset Amount	0.00
Net Fee	$ 2,885.01